"EFFECTIVE AUGUST 1, 2005,
THE PAR VALUE HAS
CHANGED FROM ZAR 0.10 TO
ZAR 0.01."

Exhibit A to Deposit Agreement

No.

______________________________
_____
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one (1) deposited Share)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
PAR VALUE OF TEN SOUTH
AFRICAN CENTS EACH OF
EDGARS CONSOLIDATED
STORES LIMITED
(INCORPORATED UNDER THE
LAWS OF
SOUTH AFRICA)
            The Bank of New
York as depositary (hereinafter
called the "Depositary"), hereby
certifies that                      , or
registered assigns IS THE OWNER
OF
AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares (herein called "Shares") of
Edgars Consolidated Stores Limited,
incorporated under the laws of South
Africa (herein called the
"Company").  At the date hereof,
each American Depositary Share
represents one (1) Share which is
either deposited or subject to deposit
under the deposit agreement at the
Johannesburg, South Africa offices
of Societe Generale Ltd., FirstRand
Bank Ltd., and The Standard Bank of
South Africa Limited (herein
collectively called the "Custodian").
The Depositary's Corporate Trust
Office is located at a different
address than its principal executive
office.  Its Corporate Trust Office is
located at 101 Barclay Street, New
York, N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y. 10286.

THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of                ,
2004 (herein called the "Deposit
Agreement"), by and among the
Company, the Depositary, and all
Owners and holders from time to
time of Receipts issued thereunder,
each of whom by accepting a Receipt
agrees to become a party thereto and
become bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and holders of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities, property and cash
from time to time received in respect
of such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called
"Deposited Securities").  Copies of
the Deposit Agreement are on file at
the Depositary's Corporate Trust
Office in New York City and at the
office of the Custodian.
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. In the event of any
difference between the statements
made on the face or reverse of this
Receipt and the provisions of the
Deposit Agreement, the provisions
of the Deposit Agreement shall be
dispositive.  Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the amount of
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of such
Deposited Securities may be made
by the delivery of (a) Shares in the
name of the Owner hereof or as
ordered by him or by certificates
properly endorsed or accompanied
by proper instruments of transfer to
such Owner or as ordered by him
and (b) any other securities, property
and cash to which such Owner is
then entitled in respect of this
Receipt to such Owner or as ordered
by him.  Such delivery will be made
at the option of the Owner hereof,
either at the office of the Custodian
or at the Corporate Trust Office of
the Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.  Notwithstanding any other
provision of the Deposit Agreement
or this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may be
suspended only for (i) temporary
delays caused by closing the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
      The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to
pay any applicable transfer taxes and
the expenses of the Depositary and
upon compliance with such
regulations, if any, as the Depositary
may establish for such purpose.  This
Receipt may be split into other such
Receipts, or may be combined with
other such Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of Shares or the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt.
      The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission, or under any
provision of the Deposit Agreement
or this Receipt, or for any other
reason, subject to Article (22) hereof.
Without limitation of the foregoing,
the Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act, unless a registration
statement is in effect as to such
Shares.
4.	LIABILITY OF OWNER
FOR TAXES.
      If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.
5.	WARRANTIES OF
DEPOSITORS.
      Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
each certificate therefor, if
applicable, are validly issued, fully
paid, non-assessable and free of any
pre-emptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares by
that person are not Restricted
Securities.  Such representations and
warranties shall survive the deposit
of Shares and issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
      Any person presenting Shares
for deposit or any Owner or holder
of a Receipt may be required from
time to time to file with the
Depositary or the Custodian such
proof of citizenship or residence,
exchange control approval, or such
information relating to the
registration on the books of the
Company or the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper.  The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made
to the Depositary's satisfaction.  No
Share shall be accepted for deposit
unless accompanied by evidence
reasonably satisfactory to the
Depositary (which may be an
opinion of counsel) that any
necessary approval has been granted
by any governmental body in The
Republic of South Africa which is
then performing the function of the
regulation of currency exchange or
other function which requires
approval for the deposit of Shares.
7.	CHARGES OF
DEPOSITARY.
      The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
      The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.3 of
the Deposit Agreement), or by
Owners, as applicable:  (1) taxes and
other governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to or from the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of deposits
or withdrawals under the Deposit
Agreement, (3) such cable, telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.5 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the Deposit
Agreement and the surrender of
Receipts pursuant to Section 2.5 or
6.2 of the Deposit Agreement, (6) a
fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement,
including, but not limited to Sections
4.1 through 4.4 of the Deposit
Agreement, (7) a fee for the
distribution of securities pursuant to
Section 4.2 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this
clause 7 treating all such securities as
if they were Shares) but which
securities are instead distributed by
the Depositary to Owners, (8) a fee
of $.02 or less per American
Depositary Share (or portion thereof)
for depositary services, which will
accrue on the last day of each
calendar year and which will be
payable as provided in clause (9)
below; provided, however, that no
fee will be assessed under this clause
(8) to the extent a fee of $.02 was
charged pursuant to clause (6) above
during that calendar year and (9) any
other charge payable by the
Depositary, any of the Depositary's
agents, including the Custodian, or
the agents of the Depositary's agents
in connection with the servicing of
Shares or other Deposited Securities
(which charge shall be assessed
against Owners as of the date or
dates set by the Depositary in
accordance with Section 4.6 of the
Deposit Agreement and shall be
payable at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting such
charge from one or more cash
dividends or other cash
distributions).
      The Depositary, subject to
Section 2.9 of the Deposit
Agreement, may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.
8.	PRE-RELEASE OF
RECEIPTS.
      Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.2 of the
Deposit Agreement ("Pre-Release of
Receipts") and may deliver Shares
prior to the receipt and cancellation
of Receipts if the person to whom
such Shares are to be delivered is a
banking institution organized
pursuant to the laws of South Africa
("South African Bank") ("Pre-
Release of Shares").  (Pre-Release of
Receipts and Pre-Release of Shares
are collectively referred to herein as
"Pre-Release").  The Depositary
may, pursuant to Section 2.5 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been Pre-
Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the
person to whom Receipts or Shares
are to be delivered ("Pre-Releasee")
that such Pre-Releasee, or its
customer, owns the Shares or
Receipts to be remitted, as the case
may be, (b) at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate and in connection with
the Pre-Release of  Shares, preceded
or  accompanied by an
unconditional guaranty by the Pre-
Releasee to deliver  Receipts for
cancellation on the same calendar
day on which the Shares are
delivered to the Pre-Releasee (or, if
such Receipts are not so delivered, to
return the Shares), (c) terminable by
the Depositary on not more than five
(5) business days' notice, and
(d) subject to such further
indemnities and credit regulations as
the Depositary deems appropriate.
The number of American Depositary
Shares which are outstanding at any
time as a result of Pre-Releases will
not normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement; provided,
however, that the Depositary
reserves the right to disregard such
limit from time to time as it deems
appropriate, and may, with the
written consent of the Company,
change such limit for the purposes of
general application.
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
      It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by
delivery with the same effect as in
the case of a negotiable instrument
under the laws of New York;
provided, however, that the
Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement and for all other purposes
and neither the Depositary nor the
Company will have any obligation or
be subject to any liability under the
Deposit Agreement to any holder of
a Receipt unless such holder is the
Owner thereof.
10.	VALIDITY OF RECEIPT.
      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
      The Company currently
furnishes the Securities and
Exchange Commission (hereinafter
called the "Commission") with
certain public reports and documents
required by foreign law or otherwise
under Rule 12g3-2(b) under the
Securities Exchange Act of 1934.
      Such reports and
communications will be available for
inspection and copying at the public
reference facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.
      The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary shall also, upon written
request, send to the Owners of
Receipts copies of such reports
furnished by the Company pursuant
to the Deposit Agreement.
      The Depositary shall keep
books at its Corporate Trust Office
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of
Receipts, provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the Depositary
shall receive any cash dividend or
other cash distribution on any
Deposited Securities, the Depositary
shall, if at the time of receipt thereof
any amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into Dollars and shall
distribute the amount thus received
(net of the fees and expenses of the
Depositary as provided in the
Deposit Agreement, if applicable) to
the Owners of Receipts entitled
thereto, provided, however, that in
the event that the Company or the
Depositary shall be required to
withhold and does withhold from
such cash dividend or such other
cash distribution in respect of any
Deposited Securities an amount on
account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
      Subject to the provisions of
Sections 4.11 and 5.9 of the Deposit
Agreement, whenever the Depositary
shall, after Consultation with the
Company, receive any distribution
other than a distribution described in
Sections 4.1, 4.3 or 4.4 of the
Deposit Agreement, the Depositary
shall cause the securities or property
received by it to be distributed as
promptly as practicable to the
Owners of Receipts entitled thereto,
after deduction or upon payment of
any fees and expenses of the
Depositary or any taxes or other
governmental charges, in any
manner that the Depositary may
deem equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary
reasonably deems such distribution
not to be feasible, the Depositary
may adopt such method as it may
reasonably deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the securities
or property thus received, or any part
thereof, and the net proceeds of any
such sale (net of the fees of the
Depositary as provided in Section
5.9 of the Deposit Agreement) shall
be distributed by the Depositary to
the Owners of Receipts entitled
thereto as in the case of a distribution
received in cash as described in
Section 4.1 of the Deposit
Agreement.
      If any distribution upon any
Deposited Securities consists of a
dividend in, or free distribution of,
Shares, the Depositary may, and
shall if the Company shall so
request, distribute as promptly as
practicable to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
number of Shares received as such
dividend or free distribution, subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary shall sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement.
If additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
      In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges and
the Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.
13.	CONVERSION OF
FOREIGN CURRENCY.
      Whenever the Depositary or
the Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights, and if at the time
of the receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted, by sale or in any other
manner that it may determine, such
foreign currency into Dollars, and
such Dollars shall be distributed to
the Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.9 of the
Deposit Agreement.
      If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.
      If at any time the Depositary
shall determine that in its judgment
any foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis
into Dollars transferable to the
United States, or if any approval or
license of any government or agency
thereof which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such approval or
license is not obtained within a
reasonable period as determined by
the Depositary, the Depositary may
distribute the foreign currency (or an
appropriate document evidencing the
right to receive such foreign
currency) received by the Depositary
to, or in its discretion may hold such
foreign currency uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled to receive the same.
      If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.
14.	RIGHTS.
      In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary shall, after Consultation
with the Company, have discretion
as to the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or, if by the terms of such
rights offering or for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners, the
Depositary may distribute, to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
      In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit
Agreement, the Depositary will
make such rights available to such
Owner upon written notice from the
Company to the Depositary that (a)
the Company has elected in its sole
discretion to permit such rights to be
exercised and (b) such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.
      If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.2 of the Deposit
Agreement, and shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation and transfer
under such laws.
      If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners, it
may sell the rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees and expenses of the Depositary
as provided in Section 5.9 of the
Deposit Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.
      The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act with respect to a distribution to
Owners or are registered under the
provisions of the Securities Act;
provided, that nothing in the Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective.  If an
Owner of Receipts requests
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under the Securities Act, the
Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner
is exempt from such registration.
      Neither the Depositary nor
the Company shall be responsible for
any failure to determine that it may
be lawful or feasible to make such
rights available to Owners in general
or any Owner in particular.
15.	RECORD DATES.
      Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date (a)
for the determination of the Owners
of Receipts who shall be (i) entitled
to receive such dividend, distribution
or rights or the net proceeds of the
sale thereof or (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting, or (b) on
or after which each American
Depositary Share will represent the
changed number of Shares, subject to
the provisions of the Deposit
Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
      Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners of Receipts a notice, the
form of which notice shall be in the
sole discretion of the Depositary,
which shall contain (a) such
information as is contained in such
notice of meeting, (b) a statement
that the Owners of Receipts as of the
close of business on a specified
record date will be entitled, subject
to any applicable provision of South
African law and of the Articles of
Association of the Company, to
instruct the Depositary as to the
exercise of the voting rights, if any,
pertaining to the amount of Shares or
other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given.  Upon the written request of
an Owner of a Receipt on such
record date, received on or before the
date established by the Depositary
for such purpose (the "Instruction
Date"), the Depositary shall
endeavor, in so far as practicable to
vote or cause to be voted the amount
of Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions.
      There can be no assurance
that Owners generally or any Owner
in particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary
will vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
      In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, if any, the new
Deposited Securities so received in
exchange or conversion, unless
additional Receipts are delivered
pursuant to the following sentence.
In any such case the Depositary may,
and shall if the Company shall so
request, execute and deliver
additional Receipts as in the case of
a dividend in Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
      Neither the Depositary nor
the Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Owner or holder of
any Receipt, if by reason of any
provision of any present or future
law or regulation of the United States
or any other country, or of any
governmental or regulatory authority
or stock exchange, or by reason of
any provision, present or future, of
the Deposited Securities or the
Articles of Association of the
Company, or by reason of any
provision of any Securities issued or
distributed by the Company, or any
Offering or distribution thereof or by
reason of any act of God or war or
terrorism or other circumstances
beyond its control, the Depositary or
the Company shall be prevented,
delayed or forbidden from, or be
subject to any civil or criminal
penalty on account of, doing or
performing any act or thing which by
the terms of the Deposit Agreement
or Deposited Securities or the
Articles of Association of the
Company it is provided shall be done
or performed; nor shall the
Depositary or the Company incur
any liability to any Owner or holder
of a Receipt by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement, the Deposited Securities
or the Articles of Association of the
Company.  Where, by the terms of a
distribution pursuant to Sections 4.1,
4.2 or 4.3 of the Deposit Agreement,
or an offering or distribution
pursuant to Section 4.4 of the
Deposit Agreement, or for any other
reason, such distribution or offering
may not be made available to
Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Company nor
the Depositary assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Owners or holders of
Receipts, except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company shall be under any
obligation to appear in, prosecute or
defend any action, suit or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection with
any matter arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability arises
the Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Depositary shall not
be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for
the manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Company agrees to indemnify the
Depositary, its directors, employees,
agents and affiliates and any
Custodian against, and hold each of
them harmless from, any liability or
expense (including, but not limited
to, the reasonable fees and expenses
of counsel) which may arise out of
any registration with the
Commission of Receipts, American
Depositary Shares or Deposited
Securities or the offer or sale thereof
in the United States or out of acts
performed or omitted, in accordance
with the provisions of the Deposit
Agreement and of the Receipts, as
the same may be amended, modified
or supplemented from time to time,
(i) by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, or (ii)
by the Company or any of its
directors, employees, agents and
affiliates.  No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY.
      The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by 120
days prior written notice of such
removal, which shall become
effective upon the later to occur of
the (i) 120th day after delivery of the
notice to the Depositary or (ii) the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.
20.	AMENDMENT.
      The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company
and the Depositary without the
consent of Owners and holders in
any respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fees or charges (other
than taxes and other governmental
charges, registration fees, cable,
telex or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby, except in order to comply
with mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
      The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt will, upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.5 of the Deposit
Agreement and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary under
Sections 5.8 and 5.9 of the Deposit
Agreement.
22.	COMPLIANCE WITH
U.S. SECURITIES LAWS.
      Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
permit the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act.
23.	SUBMISSION TO
JURISDICTION;
APPOINTMENT OF
AGENT FOR SERVICE
OF PROCESS.
      The Company hereby
(i) irrevocably designates and
appoints CT Corporation System,
111 Eighth Avenue, New York, in
the State of New York, as the
Company's authorized agent upon
which process may be served in any
suit or proceeding arising out of or
relating to the Shares or Deposited
Securities, the American Depositary
Shares, the Receipts or the Deposit
Agreement, (ii) consents and submits
to the jurisdiction of any state or
federal court in the State of New
York in which any such suit or
proceeding may be instituted, and
(iii) agrees that service of process
upon said authorized agent shall be
deemed in every respect effective
service of process upon the
Company in any such suit or
proceeding.  The Company agrees to
deliver, upon the execution and
delivery of the Deposit Agreement, a
written acceptance by such agent of
its appointment as such agent.  The
Company further agrees to take any
and all action, including the filing of
any and all such documents and
instruments, as may be necessary to
continue such designation and
appointment in full force and effect
for so long as any American
Depositary Shares or Receipts
remain outstanding or the Deposit
Agreement remains in force.  In the
event the Company fails to continue
such designation and appointment in
full force and effect, the Company
hereby waives personal service of
process upon it and consents that any
such service of process may be made
by certified or registered mail, return
receipt requested, directed to the
Company at its address last specified
for notices hereunder, and service so
made shall be deemed completed
five (5) days after the same shall
have been so mailed.
24.	WAIVER OF
IMMUNITIES.
      To the extent that the
Company or any of its properties,
assets or revenues may have or may
hereafter become entitled to, or have
attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise, from any
legal action, suit or proceeding, from
the giving of any relief in any respect
thereof, from setoff or counterclaim,
from the jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in aid of
execution or judgment, or from
execution of judgment, or other legal
process or proceeding for the giving
of any relief or for the enforcement
of any judgment, in any jurisdiction
in which proceedings may at any
time be commenced, with respect to
its obligations, liabilities or any other
matter under or arising out of or in
connection with the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or
the Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby irrevocably
and unconditionally waives, and
agrees not to plead or claim, any
such immunity and consents to such
relief and enforcement.
25.	DISCLOSURE OF
INTERESTS.
      The Company may from time
to time request Owners to provide
information as to the capacity in
which such Owners own or owned
Receipts and regarding the identity
of any other persons then or
previously having a beneficial
interest in such Receipts and the
nature of such interest and various
other matters.  Each Owner agrees to
provide any information requested
by the Company or the Depositary
pursuant to Section 3.4 of the
Deposit Agreement.  The Depositary
agrees to comply with reasonable
written instructions received from
time to time from the Company
requesting that the Depositary
forward any such requests to the
Owners and to forward to the
Company any such responses to such
requests received by the Depositary.